UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: November 12, 2014

KollagenX Corp.
 (Exact name of registrant as specified in its charter)

NEVADA
 (State or other jurisdiction of incorporation)

000-54667	20-8624019
(Commission File Number)	(I.R.S. Employer Identification No.)

          4850 Eucalyptus, Suite B, Chino, CA 91710
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (800) 641-8004

                  Integrated Electric Systems Corp.
 (Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On November 3, 2014, the registrant dismissed Kyle L. Tingle, CPA, LLC as the registrant’s independent public accountants.  Tingle had audited the registrant’s financial statements for, at least, the fiscal years ended March 31, 2013 and 2014, and had reviewed the quarter ended June 30, 2014.   The registrant engaged L.L. Bradford to serve as the registrant’s independent public accountants for the fiscal year ending February 28, 2015.  The board of directors of the registrant approved both actions.  L.L. Bradford has been serving as the independent public accountants of KollagenX Inc., the wholly owned subsidiary of the registrant.

The reports of Tingle on the registrant’s financial statements for the two most recent fiscal years ended March 31, 2013 and 2014 and for the quarter ended June 30, 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, other than the potential doubt of the Company to continue as a going concern, audit scope, or accounting principles.

During the fiscal years ended  March 31, 2013 and 2014, and through the subsequent interim period ending June 30, 2014, there were no disagreements with Tingle on any matter of wholly accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tingle, would have caused Tingle to make reference thereto in its report on the registrant’s financial statements for such years and quarter period.  Further, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K occurring within the registrant’s two most recent fiscal years, , and the subsequent interim period ending June 30, 2014.

The registrant has provided Tingle with a copy of this Form 8-K and requested Tingle to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.  The letter is filed as an exhibit to this Form 8-K.

During the registrant’s fiscal years ended March 31, 2013 and 2014, the quarter ended June 30, 2014, neither the registrant nor anyone on its behalf consulted L.L. Bradford regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant’s financial statements.  Further, L.L. Bradford has not provided written or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issues.

The registrant has requested that Tingle review this Current Report on Form 8-K and has provided Tingle with the opportunity to furnish a letter addressed to the SEC containing any new information, clarification of the registrant’s reviews, or the respects in which it does not agree with the statements herein.  Tingle has advised that it has reviewed this Form 8-K and has no need to submit a letter in accordance with Item 304 of Regulation S-K.

 (d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Kyle Tingle CPA LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 24, 2014

KollagenX Corp.

By:	/s/ Rondell Fletcher
Rondell Fletcher President (Principal Executive Officer)